                                                                     Ex 4.1(b)

                                                                  EXECUTION COPY


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          FIRST SUPPLEMENTAL INDENTURE

                            dated as of March 1, 2000

                                       to

                                 TRUST INDENTURE

                            dated as of March 1, 2000

                                      among

                              AES RED OAK, L.L.C.,

                        THE BANK OF NEW YORK, as Trustee

                                       and

                    THE BANK OF NEW YORK, as Depositary Bank

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       830 MW (Net) Gas-Fired Combined Cycle Electric Generating Facility
               Borough of Sayreville, Middlesex County, New Jersey

                                TABLE OF CONTENTS


                                                                               PAGE
                                                                               ----

ARTICLE I DEFINITIONS...........................................................2

ARTICLE II THE TERMS OF THE BONDS...............................................2
   SECTION 2.1 TERMS OF 8.54% SENIOR SECURED BONDS SERIES A DUE 2019............2
   SECTION 2.2 TERMS OF 9.20% SENIOR SECURED BONDS SERIES B DUE 2029............2
   SECTION 2.3 TERMS OF BONDS ISSUED HEREUNDER IN GLOBAL FORM...................3
   SECTION 2.4 INTEREST, PRINCIPAL, MATURITY DATE AND REGULAR RECORD DATE.......4
   SECTION 2.5 REDEMPTION.......................................................5

ARTICLE III MISCELLANEOUS.......................................................5
   SECTION 3.1 EXECUTION OF SUPPLEMENTAL INDENTURE..............................5
   SECTION 3.2 CONCERNING THE TRUSTEE...........................................5
   SECTION 3.3 COUNTERPARTS.....................................................6
   SECTION 3.4 GOVERNING LAW....................................................6


         FIRST SUPPLEMENTAL INDENTURE (the "FIRST SUPPLEMENTAL INDENTURE"), dated as of March 1, 2000, to the Trust Indenture, dated as of March 1, 2000 (the "ORIGINAL INDENTURE"), among AES RED OAK, L.L.C., a Delaware limited liability company (together with its successors and assigns, the "COMPANY"), its principal office and mailing address being at 1001 North 19th Street, Arlington, Virginia 22209, THE BANK OF NEW YORK (the "TRUSTEE"), its corporate trust office and mailing address being at 101 Barclay Street, Floor 21W, New York, New York 10286, and THE BANK OF NEW YORK, as depositary bank (the "DEPOSITARY BANK"), its office and mailing address being at 101 Barclay Street, Floor 21W, New York, New York 10286.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of the Company's Bonds (as defined in the Original Indenture) to be issued in one or more series;

         WHEREAS, Sections 2.1, 2.3 and 12.1 of the Original Indenture provide, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Bonds of any series as permitted by Sections 2.1, 2.3 and 12.1 of the Original Indenture;

         WHEREAS, the Company (i) desires the issuance of two (2) series of Bonds to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Bonds of such series;

         WHEREAS, all action on the part of the Company necessary to authorize the issuance of said Bonds under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the "INDENTURE") has been duly taken; and

         WHEREAS, all acts and things necessary to make said Bonds, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Company, and to constitute these presents a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of said Bonds have in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture and proposes to create, execute, issue and deliver said Bonds;

         NOW, THEREFORE, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Bonds, and in consideration of the acceptance of said Bonds by the holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Indenture.

                                   ARTICLE II

                             THE TERMS OF THE BONDS

         SECTION 2.1 TERMS OF 8.54% SENIOR SECURED BONDS SERIES A DUE 2019.

         (a) There is hereby created one (1) series of Bonds designated: 8.54% Senior Secured Bonds Series A due 2019, in the aggregate principal amount of $224,000,000 (the "SENIOR SECURED BONDS SERIES A"). Upon delivery of a Company Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver the Senior Secured Bonds Series A. Such Company Order shall specify the amount of the Senior Secured Bonds Series A to be authenticated and the date on which such Bonds are to be authenticated.

         (b) The Senior Secured Bonds Series A, if issued in certificated definitive form, shall be substantially in the form of Schedule A-1 hereto and, if issued in the form of one or more global Bonds, shall comply with the provisions of Section 2.3 and shall be substantially in the form of Schedule A-2.

         SECTION 2.2 TERMS OF 9.20% SENIOR SECURED BONDS SERIES B DUE 2029.

         (a) There is hereby created one (1) series of Bonds designated: 9.20% Senior Secured Bonds Series B due 2029, in the aggregate principal amount of $160,000,000 (the "SENIOR SECURED BONDS SERIES B"). Upon delivery of a Company Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver the Senior Secured Bonds Series B. Such Company Order shall specify the amount of the Senior Secured Bonds Series B to be authenticated and the date on which such Bonds are to be authenticated.

         (b) The Senior Secured Bonds Series B, if issued in certificated definitive form, shall be substantially in the form of Schedule B-1 hereto and, if issued in the form of one or more global Bonds, shall comply with the provisions of Section 2.3 and shall be substantially in the form of Schedule B-2.

         (c) The Senior Secured Bonds Series A, together with the Senior Secured Bonds Series B, shall collectively be referred to as the "Senior Secured Bonds."

         SECTION 2.3 TERMS OF BONDS ISSUED HEREUNDER IN GLOBAL FORM.

         (a) The Senior Secured Bonds offered and sold within the United States in reliance on Rule 144A ("RULE 144A") under the Securities Act of 1933, as amended (the "SECURITIES ACT") will be initially issued in the form of one or more permanent global Bonds (each, a "GLOBAL BOND") in fully registered form, without coupons, substantially in the form of Schedule A-2 and Schedule B-2, which Global Bonds will be deposited on behalf of the purchasers of such Senior Secured Bonds represented thereby with the Trustee as custodian for, and registered in the name of, The Depository Trust Company ("DTC") or its nominee.

         (b) Beneficial interests in a Global Bond (and any Bonds issued in exchange therefor) will be subject to certain restrictions on transfer set forth therein and in the Original Indenture and as set forth on the form of the Global Bond.

         (c) Except in the limited circumstances described under Section 2.3(h) below, beneficial interest in a Global Bond will only be recorded by book-entry and owners of beneficial interest in a Global Bond will not be entitled to receive physical delivery of certificates representing the Bonds.

         (d) Upon the issuance of a Global Bond, DTC or its nominee will credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Bond to the accounts of persons who have accounts with DTC. Ownership of beneficial interests in a Global Bond will be limited to persons who have accounts with DTC ("AGENT MEMBERS") or persons who hold interests through Agent Members. Ownership of beneficial interests in a Global Bond will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of Agent Members) and the records of Agent Members (with respect to interests of persons other than Agent Members).

         (e) So long as DTC or its nominee is the registered owner or Holder of a Global Bond, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Bonds represented by such Global Bond for all purposes under the Original Indenture and under the Bonds. No beneficial owner of an interest in a Global Bond will be able to transfer that interest except in accordance with DTC's applicable procedures unless the Company shall issue certificates for the Bonds in definitive registered form as described under
Section 2.3(h) below.

         (f) All payments of the principal of, and interest and additional amounts and premium, if any, on, a Global Bond will be made to DTC or its nominees, as the registered owners thereof.

         (g) Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds.

         (h) If (i) the Company notifies the Trustee in writing that DTC or any successor depository is unwilling or unable to continue as a depository for a Global Bond or ceases to be a "clearing agency" registered under the Exchange Act and a successor depository is not appointed by the Company within 90 days of such notice, (ii) the Company, at its option, notifies the

Trustee in writing that it elects to cause the issuance of the Bonds issued hereunder to be in certificated form or (iii) during an Event of Default, a holder of a beneficial interest in a Global Bond requests the issuance of certificated Bonds representing such holder's interest then, the Company shall issue certificates for the Bonds in definitive registered form substantially in the form of Schedule A-1 or Schedule B-1, as applicable, in exchange for the Global Bond outstanding.

         (i) The holder of a certificated definitive registered Bond may transfer such Bond in whole or part by surrendering it at the Corporate Trust Office of the Trustee in accordance with the terms of the Indenture and such Bond. Upon the transfer, exchange or replacement of definitive Bonds the Company will deliver only definitive Bonds that bear a restrictive legend unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

         (j) In case any certificated definitive Bond shall become mutilated, destroyed, lost or stolen, the provisions of Section 2.9 of the Original Indenture shall apply.

         (k) Certificated definitive Bonds may be in denominations of less than $100,000 to the extent any redemption has reduced such Holder's aggregate holding of Bonds of the same series to less than $100,000.

         (l) If any redemption affecting a series of Bonds would result in the amount to be paid to a Holder of such affected Bond in respect of such redemption not to equal $1,000 or an integral multiple thereof, the Company shall instruct the Trustee to round the amount to be paid to such Holder to the nearest $1,000 so that the amount to be paid to such Holder equals $1,000 or an integral multiple thereof.

         SECTION 2.4 INTEREST, PRINCIPAL, MATURITY DATE AND REGULAR RECORD DATE.

         Each Bond of a series created hereby shall bear interest on the unpaid principal amount thereof from time to time outstanding from the date of authentication thereof until such amount is paid in full at the rate of interest set forth in the forms of such series attached hereto. The principal amount of each Bond of a series shall be due and payable in installments as set forth in the form of Bond of such series attached hereto.

         Payment of principal of, premium, if any, and interest on each Bond shall be made, unless the Company otherwise so elects, as provided in Section
2.10 of the Original Indenture at the Corporate Trust Office of the Trustee except that the final payment of principal of any series of the Bonds shall be made on the due date therefor to the account of the Holder as such account shall appear in the Security Register, which amount shall be payable upon presentation and surrender of such Bond at the Corporate Trust Office of the Trustee.

         Each Bond of a series shall mature on the date and in the amounts set forth thereon.

         The Regular Record Date applicable to all Bonds issued hereunder shall be the Regular Record Date as defined in the Original Indenture.

         At the direction of the Company, the Trustee shall round principal amounts to be redeemed to the nearest $1,000.

         All payments of principal and interest with respect to certificated Bonds will be made by dollar check drawn on a bank in The City of New York or, for Bondholders of at least U.S.$1,000,000 in aggregate principal amount of Bonds, by wire transfer to a dollar account maintained by the payee with a bank in the United States; PROVIDED, that a written request from such Bondholder to such effect designating such account is received by the Trustee or the Paying Agent no later than the Regular Record Date immediately preceding such Bond Payment Date. Unless such designation is revoked, any such designation made by such person with respect to such certificated Bonds will remain in effect with respect to any future payments with respect to such certificated Bond payable to such person.

         SECTION 2.5 REDEMPTION

         OPTIONAL REDEMPTION.

         (a) All Bonds issued hereunder are subject to optional redemption, in whole or in part, at any time at the option of the Company at a redemption price equal to the outstanding principal amount of the Bonds being so redeemed plus accrued and unpaid interest thereon to the Redemption Date together with the Make-Whole Premium applicable thereto.

         (b) MANDATORY REDEMPTION. In accordance with the provisions of Section
7.3 of the Original Indenture, the Bonds issued hereunder are subject to mandatory redemption under certain conditions, on the terms set forth in Section 7.3(b), 7.3(c), 7.3(d) and 7.3(f) of the Original Indenture.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1 EXECUTION OF SUPPLEMENTAL INDENTURE.

         This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

         SECTION 3.2 CONCERNING THE TRUSTEE.

         The Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this First Supplemental Indenture, or the due execution hereof by the Company, or for or with respect to the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

         SECTION 3.3 COUNTERPARTS.

         This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

         SECTION 3.4 GOVERNING LAW.

         THIS FIRST SUPPLEMENTAL INDENTURE AND EACH BOND ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunder duly authorized as of the date and year first above written.

                                  AES RED OAK, L.L.C.

                                  By:/s/ Charles B. Falter
                                     ---------------------------------------
                                     Name: Charles B. Falter
                                     Title: Vice President

                                  THE BANK OF NEW YORK, as Trustee

                                  By:/s/ Mary Beth Lewicki
                                     ---------------------------------------
                                     Name: Mary Beth Lewicki
                                     Title: Vice President

                                  THE BANK OF NEW YORK, as Depositary Bank

                                  By:/s/ Mary Beth Lewicki
                                     ---------------------------------------
                                     Name: Mary Beth Lewicki
                                     Title: Vice President



                         [FIRST SUPPLEMENTAL INDENTURE]

                                                                    SCHEDULE A-1
                                             FORM OF CERTIFICATED BOND, SERIES A

         THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK, NEW YORK.

         EACH PURCHASER OF THIS BOND IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS BOND REPRESENTS TO AES RED OAK, L.L.C. (THE "COMPANY") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS BOND (WITHOUT THE CONSENT OF THE COMPANY) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (III) OUTSIDE THE UNITED STATES OF AMERICA IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (II), (III) OR (IV), TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH RESALE, PLEDGE, OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).


                                    A-1-1

                               AES RED OAK, L.L.C.

                       8.54% SENIOR SECURED BOND SERIES A

                                    DUE 2019

$0                                                    CUSIP No. [_____________]


         AES RED OAK, L.L.C., a Delaware limited liability company (the "COMPANY"), for value received, hereby promises to pay to the holder of this Bond or registered assigns, the principal sum of Zero Dollars ($0) in consecutive quarterly installments on February 28, May 31, August 31 and November 30 of each year (each such date being a "BOND PAYMENT DATE"), beginning May 31, 2000, in an amount equal to the amount thereof specified for such date on Annex 1 hereto until the outstanding principal hereof is repaid in full, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay on each Bond Payment Date occurring after the date hereof at said offices or agencies to the registered owner hereof, in like coin or currency, interest on the outstanding principal hereof from the date of issuance hereof at the rate of 8.54% per annum. The final maturity hereof shall be November 30, 2019. All payments of principal of, premium, if any, and interest on this Bond shall be made at the Corporate Trust Office of the Trustee.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Authentication Certificate hereon shall have been signed by or on behalf of the Trustee.


                                    A-1-2

         IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its Authorized Officer.

Dated:                 , 2000
      -----------------

                                  AES RED OAK, L.L.C.

                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                    A-1-3

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the Bonds referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK, as Trustee

Dated:                            By:
      --------------                 ----------------------------------
                                          Authorized Signatory


                                    A-1-4

                     Reverse of Certificated Bond, Series A

                               AES RED OAK, L.L.C.

8.54% SENIOR SECURED BOND SERIES A

                                    DUE 2019

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its certificated 8.54% Senior Secured Bonds Series A Due 2019 (collectively, the "BONDS"), all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the Bonds of any particular series) by a Trust Indenture, dated as of March 1, 2000, executed and delivered between the Company, and The Bank of New York, as Trustee and Depositary Bank (the "ORIGINAL INDENTURE"), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2000, to which the Original Indenture is so amended and supplemented (herein collectively referred to as the "INDENTURE"). A description of the rights of the Bondholders and the terms and conditions upon which the Bonds are issued are set forth in the Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AND PREPAYMENT AS PROVIDED IN THE INDENTURE.

         As more fully described in the Indenture, the Company has the right, without the consent of the Bondholders, to amend the Indenture in certain respects. As more fully described in the Indenture, with the consent of Bondholders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding, the Company may amend the Indenture in any other respect; provided, however, that no amendment shall, without the consent of the Bondholder of each Outstanding Bond, (1) change the maturity date of any Bond, or change the amount, of any payment of principal, interest or premium, if any, on any Bond, (2) permit the creation of any lien on the Collateral not otherwise permitted, prior to or on a parity with the lien of the Indenture, or terminate the lien of the Indenture, (3) reduce the percentage of the principal amount of Bonds the Bondholders of which are required to approve any such amendment or (4) waive a Default in the payment of principal, interest or premium, if any, or the remedies available in the case of an Event of Default.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, including an acceleration of payment of the principal upon the occurrence and during the continuance of an Event of Default as in the Indenture provided.

         Recourse under this Bond is limited as set forth under the Indenture. Satisfaction of the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the Collateral and the assets of the Company and no recourse shall be had in the event of any non-performance by the Company of


                                    A-1-5
any such obligations to (i) any assets or properties of the Members (or any Person that controls any Member within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or (ii) any Affiliate of the Company or any incorporators, officers, directors or employees thereof, and no judgment for any deficiency upon the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Bondholders or the Trustee against any Member or Affiliate of the Company or any other incorporator, stockholder, officer, employee or director, past, present or future of the Company or any Affiliate of the Company; PROVIDED, HOWEVER, that nothing contained herein shall prevent the taking of any action permitted by law against the Company or any of its Affiliates, or in any way affect or impair the rights of the Trustee or Bondholders to take any action permitted by law, in either case to realize upon the collateral and, PROVIDED FURTHER, that nothing herein shall be deemed to affect the obligations of any Affiliate of the Company under any Transaction Document to which such Affiliate is a party.

         The Bonds are issuable only as registered bonds without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof and authorized multiples thereof. This Bond is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee upon surrender and cancellation of this Bond, and thereupon a new registered Bond or Bonds for a like principal amount in authorized denominations will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee shall deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered Bonds shall be exchangeable at said office of the Trustee for registered Bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of Bonds during the period between any interest payment date for such Bonds and the Regular Record Date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of Bonds other than for any tax or taxes or other government charges required to be paid by the Company.

         All payments of principal and interest with respect to certificated Bonds will be made by dollar check drawn on a bank in The City of New York or, for Bondholders of at least U.S.$1,000,000 in aggregate principal amount of Bonds, by wire transfer to a dollar account maintained by the payee with a bank in the United States; PROVIDED, that a written request from such Bondholder to such effect designating such account is received by the Trustee or the Paying Agent no later than the Regular Record Date immediately preceding such Bond Payment Date. Unless such designation is revoked, any such designation made by such person with respect to such certificated Bonds will remain in effect with respect to any future payments with respect to such certificated Bond payable to such person.


                                    A-1-6

                                     ANNEX 1

                 PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT PAYABLE

                                 SERIES A BONDS



YEAR        FEBRUARY 28        MAY 31         AUGUST 31        NOVEMBER 30        ANNUAL TOTAL
----        -----------        ------         ---------        -----------        ------------
2002        0.0000%          0.0000%          0.5400%          0.5400%             1.0799%
2003        0.2082%          0.2082%          1.1799%          1.1799%             2.7761%
2004        0.1751%          0.1751%          0.9922%          0.9922%             2.3346%
2005        0.1698%          0.1698%          0.9621%          0.9621%             2.2638%
2006        0.2378%          0.2378%          1.3474%          1.3474%             3.1704%
2007        0.3066%          0.3066%          1.0562%          1.0562%             2.7257%
2008        0.4079%          0.4079%          1.4051%          1.4051%             3.6260%
2009        0.8383%          0.8383%          1.9561%          1.9561%             5.5887%
2010        0.9396%          0.9396%          1.8444%          1.8444%             5.5679%
2011        0.9937%          0.9937%          1.9506%          1.9506%             5.8887%
2012        1.3031%          1.3031%          2.1718%          2.1718%             6.9498%
2013        1.2872%          1.2872%          2.1453%          2.1453%             6.8648%
2014        1.3728%          1.3728%          2.2879%          2.2879%             7.3214%
2015        1.8153%          1.8153%          2.5854%          2.5854%             8.8013%
2016        1.8536%          1.8536%          2.6399%          2.6399%             8.9870%
2017        1.9740%          1.9740%          2.8115%          2.8115%             9.5711%
2018        2.3269%          2.3269%          3.3141%          3.3141%            11.2819%
2019        0.9751%          0.9751%          1.6252%          1.6252%             5.2007%
                                                                                      100%



         At the direction of the Company, the Trustee shall round principal amounts to be redeemed to the nearest $1,000.


                                    A-1-7

                                                                    SCHEDULE B-1
                                             FORM OF CERTIFICATED BOND, SERIES B


         THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK, NEW YORK.

         EACH PURCHASER OF THIS BOND IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS BOND REPRESENTS TO AES RED OAK, L.L.C. (THE "COMPANY") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS BOND (WITHOUT THE CONSENT OF THE COMPANY) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (III) OUTSIDE THE UNITED STATES OF AMERICA IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (II), (III) OR (IV), TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH RESALE, PLEDGE, OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).


                                    B-1-1

                               AES RED OAK, L.L.C.

                       9.20% SENIOR SECURED BOND SERIES B

                                    DUE 2019

$0                                                    CUSIP No. [_____________]

         AES RED OAK, L.L.C., a Delaware limited liability company (the "COMPANY"), for value received, hereby promises to pay to the holder of this Bond or registered assigns, the principal sum of Zero Dollars ($0) in consecutive quarterly installments on February 28, May 31, August 31 and November 30 of each year (each such date being a "BOND PAYMENT DATE"), beginning February 28, 2019, in an amount equal to the amount thereof specified for such date on Annex 1 hereto until the outstanding principal hereof is repaid in full, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay on each Bond Payment Date occurring after the date hereof at said offices or agencies to the registered owner hereof, in like coin or currency, interest on the outstanding principal hereof from the date of issuance hereof at the rate of 9.20% per annum. The final maturity hereof shall be November 30, 2029. All payments of principal of, premium, if any, and interest on this Bond shall be made at the Corporate Trust Office of the Trustee.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Authentication Certificate hereon shall have been signed by or on behalf of the Trustee.


                                    B-1-2

         IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its Authorized Officer.

Dated:                 , 2000
      -----------------

                                  AES RED OAK, L.L.C.

                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                    B-1-3

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the Bonds referred to in the within-mentioned Indenture.


                                  THE BANK OF NEW YORK, as Trustee

Dated:                            By:
      --------------                 ----------------------------------
                                          Authorized Signatory


                                    B-1-4

                     Reverse of Certificated Bond, Series B

                               AES RED OAK, L.L.C.

9.20% SENIOR SECURED BOND SERIES B

                                    DUE 2029

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its certificated 9.20% Senior Secured Bonds Series B Due 2029 (collectively, the "BONDS"), all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the Bonds of any particular series) by a Trust Indenture, dated as of March 1, 2000, executed and delivered between the Company, and The Bank of New York, as Trustee and Depositary Bank (the "ORIGINAL INDENTURE"), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2000, to which the Original Indenture is so amended and supplemented (herein collectively referred to as the "INDENTURE"). A description of the rights of the Bondholders and the terms and conditions upon which the Bonds are issued are set forth in the Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AND PREPAYMENT AS PROVIDED IN THE INDENTURE.

         As more fully described in the Indenture, the Company has the right, without the consent of the Bondholders, to amend the Indenture in certain respects. As more fully described in the Indenture, with the consent of Bondholders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding, the Company may amend the Indenture in any other respect; provided, however, that no amendment shall, without the consent of the Bondholder of each Outstanding Bond, (1) change the maturity date of any Bond, or change the amount, of any payment of principal, interest or premium, if any, on any Bond, (2) permit the creation of any lien on the Collateral not otherwise permitted, prior to or on a parity with the lien of the Indenture, or terminate the lien of the Indenture, (3) reduce the percentage of the principal amount of Bonds the Bondholders of which are required to approve any such amendment or (4) waive a Default in the payment of principal, interest or premium, if any, or the remedies available in the case of an Event of Default.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, including an acceleration of payment of the principal upon the occurrence and during the continuance of an Event of Default as in the Indenture provided.

         Recourse under this Bond is limited as set forth under the Indenture. Satisfaction of the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the Collateral and the assets of the Company and no recourse shall be had in the event of any non-performance by the Company of


                                    B-1-5
any such obligations to (i) any assets or properties of the Members (or any Person that controls any Member within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or (ii) any Affiliate of the Company or any incorporators, officers, directors or employees thereof, and no judgment for any deficiency upon the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Bondholders or the Trustee against any Member or Affiliate of the Company or any other incorporator, stockholder, officer, employee or director, past, present or future of the Company or any Affiliate of the Company; PROVIDED, HOWEVER, that nothing contained herein shall prevent the taking of any action permitted by law against the Company or any of its Affiliates, or in any way affect or impair the rights of the Trustee or Bondholders to take any action permitted by law, in either case to realize upon the collateral and, PROVIDED FURTHER, that nothing herein shall be deemed to affect the obligations of any Affiliate of the Company under any Transaction Document to which such Affiliate is a party.

         The Bonds are issuable only as registered bonds without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof and authorized multiples thereof. This Bond is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee upon surrender and cancellation of this Bond, and thereupon a new registered Bond or Bonds for a like principal amount in authorized denominations will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee shall deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered Bonds shall be exchangeable at said office of the Trustee for registered Bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of Bonds during the period between any interest payment date for such Bonds and the Regular Record Date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of Bonds other than for any tax or taxes or other government charges required to be paid by the Company.

         All payments of principal and interest with respect to certificated Bonds will be made by dollar check drawn on a bank in The City of New York or, for Bondholders of at least U.S.$1,000,000 in aggregate principal amount of Bonds, by wire transfer to a dollar account maintained by the payee with a bank in the United States; PROVIDED, that a written request from such Bondholder to such effect designating such account is received by the Trustee or the Paying Agent no later than the Regular Record Date immediately preceding such Bond Payment Date. Unless such designation is revoked, any such designation made by such person with respect to such certificated Bonds will remain in effect with respect to any future payments with respect to such certificated Bond payable to such person.


                                    B-1-6

                                     ANNEX 1

                 PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT PAYABLE
                                 SERIES B BONDS


YEAR           FEBRUARY 28      MAY 31        AUGUST 31       NOVEMBER 30       ANNUAL TOTAL
----           -----------      ------        ---------       -----------       ------------
2019             1.9180%       1.9180%         2.3442%          2.3442%          8.5244%
2020             3.4608%       3.4608%         4.9290%          4.9290%         16.7796%
2021             3.6665%       3.6665%         6.1109%          6.1109%         19.5548%
2022             1.1946%       1.1946%         1.1946%          1.1946%          4.7784%
2023             1.4740%       1.4740%         1.4740%          1.4740%          5.8959%
2024             1.6322%       1.6322%         1.6322%          1.6322%          6.5290%
2025             1.6048%       1.6048%         1.6048%          1.6048%          6.4192%
2026             1.6957%       1.6957%         1.6957%          1.6957%          6.7829%
2027             1.8993%       1.8993%         1.8993%          1.8993%          7.5972%
2028             2.0449%       2.0449%         2.0449%          2.0449%          8.1797%
2029             2.2398%       2.2398%         2.2398%          2.2398%          8.9590%
                                                                                 100.00%



         At the direction of the Company, the Trustee shall round principal amounts to be redeemed to the nearest $1,000.


                                    B-1-7

                                                                    SCHEDULE A-2
                                                   FORM OF GLOBAL BOND, SERIES A

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK, NEW YORK.

         EACH PURCHASER OF THIS BOND IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS BOND REPRESENTS TO AES RED OAK, L.L.C. (THE "COMPANY") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS BOND (WITHOUT THE CONSENT OF THE COMPANY) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (III) OUTSIDE THE UNITED STATES OF AMERICA IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (II), (III) OR (IV), TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH RESALE, PLEDGE, OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL


                                    A-2-1

BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).


                                    A-2-2

                               AES RED OAK, L.L.C.

                       8.54% SENIOR SECURED BOND SERIES A

                                    DUE 2019

$224,000,000                                                CUSIP No. 00103YAA9

         AES RED OAK, L.L.C., a Delaware limited liability company (the "COMPANY"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Two Hundred Twenty-Four Million Dollars ($224,000,000) in consecutive quarterly installments on February 28, May 31, August 31 and November 30 of each year (each such date being a "BOND PAYMENT DATE"), beginning August 31, 2002, in an amount equal to the amount specified for such date on Annex 1 hereto until the outstanding principal hereof is repaid in full, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay on each Bond Payment Date occurring after the date hereof at said offices or agencies to the registered owner hereof, in like coin or currency, interest on the outstanding principal hereof from the date of issuance hereof at the rate of 8.54% per annum. The final maturity hereof shall be November 30, 2019. All payments of principal of, premium, if any, and interest on this Bond shall be made at the Corporate Trust Office of the Trustee.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Authentication Certificate hereon shall have been signed by or on behalf of the Trustee.


                                    A-2-3

         IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its Authorized Officer.

Dated:  March 15, 2000

                                  AES RED OAK, L.L.C.

                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                    A-2-4

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the Bonds referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK, as Trustee

                                  By:
                                     ----------------------------------
                                          Authorized Signatory

Dated:  March 15, 2000


                                    A-2-5

                        Reverse of Global Bond, Series A

                               AES RED OAK, L.L.C.

                       8.54% SENIOR SECURED BOND SERIES A

                                    DUE 2019

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its 8.54% Senior Secured Bonds Series A Due 2019 (collectively, the "BONDS"), all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a Trust Indenture, dated as of March 1, 2000, executed and delivered between the Company and The Bank of New York, as Trustee and Depositary Bank (the "ORIGINAL INDENTURE"), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2000, to which the Original Indenture is so amended and supplemented (herein collectively referred to as the "INDENTURE"). A description of the rights of the Bondholders and the terms and conditions upon which the Bonds are issued are set forth in the Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AND PREPAYMENT AS PROVIDED IN THE INDENTURE.

         As more fully described in the Indenture, the Company has the right, without the consent by Holders of the Bonds, to amend the Indenture in certain respects of the Bondholders. As more fully described in the Indenture, with the consent of Bondholders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding, the Company may amend the Indenture in any other respect; provided, however, that no amendment shall, without the consent of the Holder of each Outstanding Bond, (1) change the maturity date of any Bond, or change the amount, of any payment of principal, interest or premium, if any, on any Bond, (2) permit the creation of any lien on the Collateral not otherwise permitted, prior to or on a parity with the lien of the Indenture, or terminate the lien of the Indenture, (3) reduce the percentage of the principal amount of Bonds the Holders of which are required to approve any such amendment or (4) waive a Default in the payment of principal, interest or premium, if any, or the remedies available in the case of an Event of Default.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, including an acceleration of payment of the principal upon the occurrence and during the continuance of an Event of Default as in the Indenture provided.

         Recourse under this Bond is limited as set forth under the Indenture. Satisfaction of the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the Collateral and the assets of the Company and no recourse shall be had in the event of any non-performance by the Company of


                                    A-2-5
any such obligations to (i) any assets or properties of the Members (or any Person that controls any Member within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or (ii) any Affiliate of the Company or any incorporators, officers, directors or employees thereof, and no judgment for any deficiency upon the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Bondholders or the Trustee against any Member or Affiliate of the Company or any other incorporator, stockholder, officer, employee or director, past, present or future of the Company or any Affiliate of the Company; PROVIDED, HOWEVER, that nothing contained herein shall prevent the taking of any action permitted by law against the Company or any of its Affiliates, or in any way affect or impair the rights of the Trustee or Bondholders to take any action permitted by law, in either case to realize upon the collateral and, PROVIDED FURTHER, that nothing herein shall be deemed to affect the obligations of any Affiliate of the Company under any Transaction Document to which such Affiliate is a party.

         The Bonds are issuable only as registered bonds without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof and authorized multiples thereof. This Bond is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, upon surrender and cancellation of this Bond, and thereupon a new registered Bond or Bonds for a like principal amount in authorized denominations will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee shall deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered Bonds shall be exchangeable at said office of the Trustee for registered Bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of Bonds during the period between any interest payment date for such Bonds and the Regular Record Date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of Bonds other than for any tax or taxes or other government charges required to be paid by the Company.

         All payments of principal and interest with respect to certificated Bonds will be made by dollar check drawn on a bank in The City of New York or, for Bondholders of at least U.S.$1,000,000 in aggregate principal amount of Bonds, by wire transfer to a dollar account maintained by the payee with a bank in the United States; PROVIDED, that a written request from such Bondholder to such effect designating such account is received by the Trustee or the Paying Agent no later than the Regular Record Date immediately preceding such Bond Payment Date. Unless such designation is revoked, any such designation made by such person with respect to such certificated Bonds will remain in effect with respect to any future payments with respect to such certificated Bond payable to such person.


                                    A-2-6

                                     ANNEX 1

                 PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT PAYABLE

                                 SERIES A BONDS



YEAR        FEBRUARY 28         MAY 31         AUGUST 31        NOVEMBER 30       ANNUAL TOTAL
----        -----------         ------         ---------        -----------       ------------
2002         0.0000%          0.0000%          0.5400%          0.5400%            1.0799%
2003         0.2082%          0.2082%          1.1799%          1.1799%            2.7761%
2004         0.1751%          0.1751%          0.9922%          0.9922%            2.3346%
2005         0.1698%          0.1698%          0.9621%          0.9621%            2.2638%
2006         0.2378%          0.2378%          1.3474%          1.3474%            3.1704%
2007         0.3066%          0.3066%          1.0562%          1.0562%            2.7257%
2008         0.4079%          0.4079%          1.4051%          1.4051%            3.6260%
2009         0.8383%          0.8383%          1.9561%          1.9561%            5.5887%
2010         0.9396%          0.9396%          1.8444%          1.8444%            5.5679%
2011         0.9937%          0.9937%          1.9506%          1.9506%            5.8887%
2012         1.3031%          1.3031%          2.1718%          2.1718%            6.9498%
2013         1.2872%          1.2872%          2.1453%          2.1453%            6.8648%
2014         1.3728%          1.3728%          2.2879%          2.2879%            7.3214%
2015         1.8153%          1.8153%          2.5854%          2.5854%            8.8013%
2016         1.8536%          1.8536%          2.6399%          2.6399%            8.9870%
2017         1.9740%          1.9740%          2.8115%          2.8115%            9.5711%
2018         2.3269%          2.3269%          3.3141%          3.3141%           11.2819%
2019         0.9751%          0.9751%          1.6252%          1.6252%            5.2007%
                                                                                      100%



         At the direction of the Company, the Trustee shall round principal amounts to be redeemed to the nearest $1,000.


                                    A-2-7

                                                                    SCHEDULE B-2
                                                   FORM OF GLOBAL BOND, SERIES B


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK, NEW YORK.

         EACH PURCHASER OF THIS BOND IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS BOND REPRESENTS TO AES RED OAK, L.L.C. (THE "COMPANY") THAT (A) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS BOND (WITHOUT THE CONSENT OF THE COMPANY) OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (II) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (III) OUTSIDE THE UNITED STATES OF AMERICA IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (II), (III) OR (IV), TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH RESALE, PLEDGE, OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT
(B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL


                                    B-2-1

BUYER) PRIOR TO THE SALE A COPY OF A NOTICE TO INVESTORS (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).


                                    B-2-2

                               AES RED OAK, L.L.C.

                       9.20% SENIOR SECURED BOND SERIES B

                                    DUE 2029

$160,000,000                                                CUSIP No. 00103YAB7

         AES RED OAK, L.L.C., a Delaware limited liability company (the "COMPANY"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of One Hundred Sixty Million Dollars ($160,000,000) in consecutive quarterly installments on February 28, May 31, August 31 and November 30 of each year (each such date being a "BOND PAYMENT DATE"), beginning February 28, 2019, in an amount equal to the amount specified for such date on Annex 1 hereto until the outstanding principal hereof is repaid in full, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay on each Bond Payment Date occurring after the date hereof at said offices or agencies to the registered owner hereof, in like coin or currency, interest on the outstanding principal hereof from the date of issuance hereof at the rate of 9.20% per annum. The final maturity hereof shall be November 30, 2029. All payments of principal of, premium, if any, and interest on this Bond shall be made at the Corporate Trust Office of the Trustee.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Authentication Certificate hereon shall have been signed by or on behalf of the Trustee.


                                    B-2-3

         IN WITNESS WHEREOF, the Company has caused this Bond to be signed in its name by its Authorized Officer.

Dated:  March 15, 2000

                                  AES RED OAK, L.L.C.

                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:


                                    B-2-4

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the Bonds referred to in the within-mentioned Indenture.


                                  THE BANK OF NEW YORK, as Trustee

                                  By:
                                     ----------------------------------
                                          Authorized Signatory

Dated:  March 15, 2000


                                    B-2-5

                        Reverse of Global Bond, Series B

                               AES RED OAK, L.L.C.

                       9.20% SENIOR SECURED BOND SERIES B

                                    DUE 2029

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its 9.20% Senior Secured Bonds Series B Due 2029 (collectively, the "BONDS"), all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Indenture hereinafter mentioned for the bonds of any particular series) by a Trust Indenture, dated as of March 1, 2000, executed and delivered between the Company and The Bank of New York, as Trustee and Depositary Bank (the "ORIGINAL INDENTURE"), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2000, to which the Original Indenture is so amended and supplemented (herein collectively referred to as the "INDENTURE"). A description of the rights of the Bondholders and the terms and conditions upon which the Bonds are issued are set forth in the Indenture. Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AND PREPAYMENT AS PROVIDED IN THE INDENTURE.

         As more fully described in the Indenture, the Company has the right, without the consent by Holders of the Bonds, to amend the Indenture in certain respects of the Bondholders. As more fully described in the Indenture, with the consent of Bondholders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding, the Company may amend the Indenture in any other respect; provided, however, that no amendment shall, without the consent of the Holder of each Outstanding Bond, (1) change the maturity date of any Bond, or change the amount, of any payment of principal, interest or premium, if any, on any Bond, (2) permit the creation of any lien on the Collateral not otherwise permitted, prior to or on a parity with the lien of the Indenture, or terminate the lien of the Indenture, (3) reduce the percentage of the principal amount of Bonds the Holders of which are required to approve any such amendment or (4) waive a Default in the payment of principal, interest or premium, if any, or the remedies available in the case of an Event of Default.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, including an acceleration of payment of the principal upon the occurrence and during the continuance of an Event of Default as in the Indenture provided.

         Recourse under this Bond is limited as set forth under the Indenture. Satisfaction of the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the Collateral and the assets of the Company and no recourse shall be had in the event of any non-performance by the Company of


                                    B-2-5
any such obligations to (i) any assets or properties of the Members (or any Person that controls any Member within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or (ii) any Affiliate of the Company or any incorporators, officers, directors or employees thereof, and no judgment for any deficiency upon the obligations of the Company under this Indenture, for the payment of the principal of or premium, if any, or interest on any Bonds, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Bondholders or the Trustee against any Member or Affiliate of the Company or any other incorporator, stockholder, officer, employee or director, past, present or future of the Company or any Affiliate of the Company; PROVIDED, HOWEVER, that nothing contained herein shall prevent the taking of any action permitted by law against the Company or any of its Affiliates, or in any way affect or impair the rights of the Trustee or Bondholders to take any action permitted by law, in either case to realize upon the collateral and, PROVIDED FURTHER, that nothing herein shall be deemed to affect the obligations of any Affiliate of the Company under any Transaction Document to which such Affiliate is a party.

         The Bonds are issuable only as registered bonds without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof and authorized multiples thereof. This Bond is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at the Corporate Trust Office of the Trustee, upon surrender and cancellation of this Bond, and thereupon a new registered Bond or Bonds for a like principal amount in authorized denominations will be issued to the transferee in exchange therefor, as provided in the Indenture, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee shall deem and treat the person in whose name this Bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered Bonds shall be exchangeable at said office of the Trustee for registered Bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provision of the Indenture, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of Bonds during the period between any interest payment date for such Bonds and the Regular Record Date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of Bonds other than for any tax or taxes or other government charges required to be paid by the Company.

         All payments of principal and interest with respect to certificated Bonds will be made by dollar check drawn on a bank in The City of New York or, for Bondholders of at least U.S.$1,000,000 in aggregate principal amount of Bonds, by wire transfer to a dollar account maintained by the payee with a bank in the United States; PROVIDED, that a written request from such Bondholder to such effect designating such account is received by the Trustee or the Paying Agent no later than the Regular Record Date immediately preceding such Bond Payment Date. Unless such designation is revoked, any such designation made by such person with respect to such certificated Bonds will remain in effect with respect to any future payments with respect to such certificated Bond payable to such person.


                                    B-2-6

                                     ANNEX 1

                 PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT PAYABLE

                                 SERIES B BONDS



YEAR       FEBRUARY 28      MAY 31        AUGUST 31       NOVEMBER 30      ANNUAL TOTAL
----       -----------      ------        ---------       -----------      ------------
2019         1.9180%       1.9180%         2.3442%          2.3442%          8.5244%
2020         3.4608%       3.4608%         4.9290%          4.9290%         16.7796%
2021         3.6665%       3.6665%         6.1109%          6.1109%         19.5548%
2022         1.1946%       1.1946%         1.1946%          1.1946%          4.7784%
2023         1.4740%       1.4740%         1.4740%          1.4740%          5.8959%
2024         1.6322%       1.6322%         1.6322%          1.6322%          6.5290%
2025         1.6048%       1.6048%         1.6048%          1.6048%          6.4192%
2026         1.6957%       1.6957%         1.6957%          1.6957%          6.7829%
2027         1.8993%       1.8993%         1.8993%          1.8993%          7.5972%
2028         2.0449%       2.0449%         2.0449%          2.0449%          8.1797%
2029         2.2398%       2.2398%         2.2398%          2.2398%          8.9590%
                                                                             100.00%



         At the direction of the Company, the Trustee shall round principal amounts to be redeemed to the nearest $1,000.


                                    B-2-7